UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2015

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089

(Address of principal executive offices, including ZIP code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As indicated below, on April 23, 2015, the stockholders of Rambus Inc. (the “Company”) approved the Company’s 2015 Equity Incentive Plan and the Company’s 2015 Employee Stock Purchase Plan. The Board of Directors of the Company previously approved these plans subject to stockholder approval. Detailed summaries of the plans are set forth in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 11, 2015. The foregoing and the summaries contained in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the plans and the related forms of agreements, which are filed as exhibits hereto.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On April 23, 2015, the Company held its 2015 Annual Meeting of Stockholders. There were 115,418,949 shares issued, outstanding and eligible to vote at the meeting as of the record date of February 27, 2015, of which 104,782,981 shares were represented at the meeting, constituting 90.78% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2015 Proxy Statement. The proposal voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of three Class II directors for a term of two years expiring in 2017:

Name	For	Against	Abstain	Broker Non-Votes
Ronald Black	81,142,186	1,337,350	306,127	21,997,318
Penelope A. Herscher	81,084,013	1,471,206	230,444	21,997,318
Eric Stang	80,891,921	1,669,321	224,421	21,997,318

(ii) Advisory vote on executive compensation:

For: 80,547,661	Against: 1,941,481	Abstentions: 296,521	Broker Non-Votes: 21,997,318

(iii) Approval 2015 Equity Incentive Plan:

For: 75,900,312	Against: 6,569,634	Abstentions: 315,717	Broker Non-Votes: 21,997,318

(iv) Approval of 2015 Employee Stock Purchase Plan:

For: 80,788,433	Against: 1,627,253	Abstentions: 369,977	Broker Non-Votes: 21,997,318

(v) Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the period ending December 31, 2015:

For: 102,474,833	Against: 1,512,223	Abstentions: 795,925

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

10.1	2015 Equity Incentive Plan and forms of agreements thereunder.

10.2	2015 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2015	Rambus Inc.

/s/ Satish Rishi
Satish Rishi Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

10.1	2015 Equity Incentive Plan and forms of agreements thereunder.

10.2	2015 Employee Stock Purchase Plan